                                                                   Exhibit 10.16

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAW. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF, AND NO TRANSFER OF THE SECURITIES WILL BE MADE BY THE COMPANY OR ITS TRANSFER AGENT, IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                                     WARRANT
                      TO PURCHASE SHARES OF COMMON STOCK OF
                            BUFFALO WILD WINGS, INC.

                                December 30, 1999
                                 (Issuance Date)

     FOR VALUE RECEIVED, McDonald Investments, Inc., A KeyCorp Company, or its registered assigns (the "Holder"), is entitled to purchase from Buffalo Wild Wings, Inc., a Minnesota corporation (the "Company"), at any time on or before the five year anniversary of the issuance date of this Warrant, 60,969 shares of the Company's common stock, $.01 par value per share (the "Common Stock") (such shares of Common Stock as may be acquired upon exercise hereof being hereinafter referred to as the "Warrant Shares"), at an exercise price equal to $2.788291 (the "Warrant Exercise Price").

     This Warrant was issued pursuant to a General Financial Advisory Services Agreement dated January 28, 1999, between the Company and the Holder (the "Agreement").

     This Warrant is subject to the following provisions, terms, and conditions:

     1. The rights represented by this Warrant may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise substantially in the form attached hereto, which notice shall be delivered to the Company accompanied by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to the Company, by cash, certified check or bank draft, of the Warrant Exercise Price for such shares. The Company agrees that the Warrant Shares so purchased shall be and are deemed to be issued as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Warrant Shares as aforesaid. Certificates for the Warrant Shares so purchased shall be delivered to the Holder within thirty (30) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of Warrant Shares, if any, with respect to which this Warrant has not been exercised shall also be delivered to the Holder within such time. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificates for Warrant Shares, except in accordance with the provisions and subject to the limitations of Section 5 below.

     2. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof. The Company further covenants and agrees that until expiration of this Warrant, the Company will at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

     3. The provisions in this Warrant relating to the Warrant Exercise Price and the number of Warrant Shares to be issued upon exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided.

          (a) In case the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock purchasable pursuant to this Warrant shall be proportionately increased, and conversely, in case the Company's outstanding Common Stock shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately reduced.

          (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("Substituted Property") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such Substituted Property as would have been issued or delivered to the Holder if it had exercised this Warrant and had received upon exercise of this Warrant the Common Stock prior to such reorganization, reclassification, consolidation, merger, or sale. The Company shall not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such Substituted Property as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

          (c) If the Company takes any other action, or if any other event occurs which does not come within the scope of the provisions of Sections 3
     (a) or 3 (b), but which should result in an adjustment in the Warrant Exercise Price and/or the number of shares subject to the Warrant in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by the Company. This
     Section 3(c) is not intended to provide for adjustment in the event the Company issues Common Stock or securities convertible into Common Stock at a price per share less than the Exercise Price then in effect.

          (d) Upon any adjustment of the Warrant Exercise Price or the number of shares issuable upon exercise of this Warrant, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     4. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

     5. The Holder, by acceptance hereof, represents and warrants that (a) it is acquiring this Warrant for its own account for investment purposes only and not with a view to its resale or distribution and (b) it has no present intention to resell or otherwise dispose of all or any part of this Warrant. Other than pursuant to registration under federal and applicable state securities laws or an exemption from such registration, the availability of which the Company shall determine in its sole discretion, neither this Warrant nor any Warrant Shares may be sold, pledged, assigned, or otherwise disposed of (whether voluntarily or involuntarily). The Company may condition such sale, pledge, assignment, or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Warrant Shares is to be issued or so transferred of any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Each certificate representing the Warrant (or any part thereof) and any Warrant Shares shall bear appropriate legends setting forth these restrictions on transferability. The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or any Warrant Shares of the Holder's intention to do so, describing briefly the manner of any proposed transfer. Within thirty (30) days after receiving such written notice, the Company shall notify the Holder as to whether such transfer may be effected and of the conditions to any such transfer.

     6. This Warrant shall be transferable only on the books of the Company by the Holder in person, or by duly authorized attorney, on surrender of the Warrant, properly assigned.

     7. Neither this Warrant nor any terms hereof may be changed, waived, discharged, or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought.

     8. The holder of this Warrant has the right to cause the Company to register the Common Stock issued upon exercise hereof, under the Securities Act and any blue sky or securities laws of any jurisdictions within the United States at the time and in the manner specified in the Registration Rights Agreement dated December 2, 1999.

     9.   Net Exercise Rights.

     (a) In addition to and without limiting the rights of the Holder of this Warrant with respect to other terms of this Warrant, the Holder of this Warrant shall have the right (the "Conversion Right") to convert this Warrant or any portion thereof into Warrant Shares as provided in this Section 9 at any time or from time to time prior to its expiration, subject to the restrictions set forth in paragraph (c) below. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder of this Warrant, without payment by the Holder of any exercise price or any cash or other consideration, that number of Converted Warrant Shares equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Warrant Shares by the fair market value (as defined in paragraph (d) below) of a single Warrant Share, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Warrant Shares shall be determined by subtracting the aggregate warrant purchase price of the Converted Warrant Shares from the aggregate fair market value of the Converted Warrant Shares. Notwithstanding anything in this Section 9 to the contrary, the Conversion Right cannot be exercised with respect to a number of Converted Warrant Shares having a Net Value below $100. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder of this Warrant an amount in cash equal to the fair market value of the resulting fractional share.

     (b) The Conversion Right may be exercised by the Holder of this Warrant by the surrender of this Warrant at the principal office of the Company together with a notice in the form attached hereto, specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in paragraph
(a) above as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration date of this Warrant. Certificates for the Converted Warrant Shares issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new warrant evidencing the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder of this Warrant within 15 days following the Conversion Date.

     (c) In the event the Conversion Right would, at any time this Warrant remains outstanding, be deemed by the Company's independent certified public accountants to give rise to a charge to the Company's earnings for financial reporting purposes, then the Conversion Right shall automatically terminate upon the Company's written notice to the Holder of this Warrant of such adverse accounting treatment.

     (d) For purposes of this Section 9, the "fair market value" of a Warrant Share as of a particular date shall be its "market price", calculated as of the Conversion Date, as follows:

          (i) if the capital stock into which the Warrants are exercisable is traded on an exchange or is quoted on the Nasdaq National Market, then the average closing or last sale prices, respectively, reported for the ten
     (10) business days immediately preceding the Conversion Date, or

          (ii) if the capital stock into which the Warrants are exercisable is not traded on an exchange or on the Nasdaq National Market but is traded on Nasdaq SmallCap Market or other over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Conversion Date, or

          (iii) if the capital stock into which the Warrants are exercisable is not traded on an exchange or on the Nasdaq National Market, Nasdaq SmallCap Market or other over-the counter market, then the price per share established by the Board of Directors of the Company.

     10. Governing Law. This Warrant shall be construed and interpreted in accordance with the laws of the State of Minnesota without regard to its choice of law provisions.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by its duly authorized officer as of the issuance date set forth above.


                                        Buffalo Wild Wings, Inc.


                                        By  /s/ Sally J. Smith
                                           -------------------------------------
                                           Sally J. Smith, Chief Executive
                                           Officer and President

To:  Buffalo Wild Wings, Inc.

NOTICE OF EXERCISE OF WARRANT --        To Be Executed by the Registered Holder
                                        in Order to Exercise the Warrant

The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, _________________ of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of


                                        ----------------------------------------
                                        (Print Name)


Please insert social security
or other identifying number
of registered holder of
certificate (______________)            Address:

                                        ----------------------------------------

                                        ----------------------------------------


Date:  _______________, 19______
                                        ----------------------------------------
                                        Signature*


*The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

                                ASSIGNMENT FORM

To be signed only upon authorized transfer of Warrants.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ____________________________________________ the right to purchase the securities of Buffalo Wild Wings, Inc. to which the within Warrant relates and appoints ____________________, attorney, to transfer said right on the books of Buffalo Wild Wings, Inc. with full power of substitution in the premises.

Dated:________________                  ----------------------------------------
                                        (Signature)

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                             CASHLESS EXERCISE FORM
         (To be executed upon exercise of Warrant pursuant to Section 9)

The undersigned hereby irrevocably elects a cashless exercise of the right of purchase represented by the within Warrant for, and to purchase thereunder, ____________________ Converted Warrant Shares, as provided for in Section 9 therein.

     Please issue a certificate or certificates for such Converted Warrant Shares in the name of, and pay any cash for any fractional share to:


                                        Name
                                            ------------------------------------
                                        (Please print Name)


                                        Address
                                               ---------------------------------

                                        ----------------------------------------


                                        Tax ID or Social Security No.
                                                                     -----------


                                        Signature
                                                 -------------------------------

     NOTE: The above signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

     And if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.